GROUPAMERICA INSURANCE COMPANY
                 P.O. BOX 1840, HARTFORD, CONNECTICUT 06144-1840
                                 1-800-443-3221

GROUP POLICY NUMBER                  908496-A

NAME OF POLICYHOLDER                 Pacific Capital Bancorp

TYPE OF COVERAGE                     Long Term Disability Insurance

EFFECTIVE DATE                       January 1, 1995

INITIAL POLICY TERM                  Two Years

PREMIUM DUE DATES                    January 1, 1995,  and the first day of each
                                     calendar month thereafter

POLICY DELIVERED IN                  California and governed by the laws of that
                                     state.

GroupAmerica Insurance Company agrees to pay the benefits provided by this Group Policy, in accordance with the provisions of this Group Policy.

The consideration for this Group Policy is the application of the Policyholder and the payment by the Policyholder of premiums as provided herein.

The Group Policy is issued for the Initial Policy Term shown above, ending on the first day after the end of such policy term at 12:01 A.M. Standard Time at the Policyholder's address. This Group Policy may be renewed for successive renewal periods by the payment of the premium on each renewal date, provided the number of persons insured on each renewal date is neither less than the Minimum Participation Number nor less than the Minimum Participation Percentage (shown in the Policy Data). The length of each renewal period will be determined by us, but will not be less than 12 months.

All provisions on this and the following pages are a part of this Group Policy. The Certificate Of Insurance issued for delivery to each insured Member will include Section One of this Group Policy. The definitions of terms in Section One apply whenever the terms are used anywhere in this Group Policy. "You" and "your" refer to the insured Member. "We", "us", and "our" refer to GroupAmerica Insurance Company. Other defined terms are printed with an initial capital letter.

                         GroupAmerica Insurance Company

                                       By




                    Secretary                     President

                             Group Insurance Policy



GP292-LTD

                           REQUIRED CALIFORNIA NOTICE

To Our California Policyholders and Certificate Holders:


     We are here to serve you ...

     As our policyholder or certificate holder, your satisfaction is very important to us. Should you have a valid claim, we fully expect to provide a fair settlement in a timely fashion. In the event you need to contact someone about this policy for any reason, please contact your agent. If you have additional questions, you may contact GroupAmerica Insurance Company at the following address and toll-free telephone number:

                  GroupAmerica Insurance Company
                  P.O. Box 1840
                  Hartford, Connecticut 06144-1840

                  Telephone number: 1-800-443-3221


     If you are not satisfied...

     Should you feel you are not being treated fairly and you have been unable to contact or obtain satisfaction from us or the agent, we want you to know you may contact the California Department of Insurance with your complaint and seek assistance from the governmental agency that regulates insurance.


     To contact the Department, write or call:

         Consumer Affairs Division
         California Department of Insurance
         300 South Spring Street
         Los Angeles, CA 90013

         Telephone number: 1-800-927-HELP

--------------------------------------------------------------------------------
                       California Life and Health Insurance
                             Guarantee Association Act
                          Summary Document and Disclaimer
--------------------------------------------------------------------------------

Residents of California who purchase life and health insurance and annuities should know that the insurance companies licensed in this state to write these types of insurance are members of the California Life and Health Insurance Guarantee Association ("CLHIGA"). The purpose of this Association is to assure that policyholders will be protected, within limits, in the unlikely event that a member insurer becomes financially unable to meet its obligations. If this should happen, the Guarantee Association will assess its other member insurance companies for the money to pay the claims of insured persons who live in this state and, in some cases, to keep coverage in force. The valuable extra protection provided through the Association is not unlimited, as noted in the box below, and is not a substitute for consumers' care in selecting insurers.

--------------------------------------------------------------------------------

The California Life and Health Insurance Guarantee Association may not provide coverage for this policy. If coverage is provided, it may be subject to substantial limitations or exclusions, and require continued residency in California. You should not rely on coverage by the Association in selecting an insurance company or in selecting an insurance policy.

Coverage is NOT provided for your policy or any portion of it that is not guaranteed by the insurer or for which you have assumed the risk, such as a variable contract sold by prospectus.

Insurance companies or their agents are required by law to give or send you this notice. However, insurance companies and their agents are prohibited by law from using the existence of the Guarantee Association to induce you to purchase any kind of insurance policy.

Policyholders with additional questions should first contact their insurer or agent or may then contact:

        Executive Director            or        Allegra Willison, Staff Counsel
California Life and Health Insurance          California Department of Insurance
      Guarantee Association                     45 Fremont Street, 24th Floor
         P.O. Box 70069                            San Francisco, CA 9410
     Los Angeles, CA 90070

--------------------------------------------------------------------------------

The state law that provides for this safety-net coverage is called the California Life and Health Guarantee Association Act. Below is a brief summary of this law's coverages, exclusions and limits. This summary does not cover all provisions of the law; nor does it in any way change anyone's rights or obligations under the Act or the rights or obligations of the Association.

COVERAGE

Generally, individuals will be protected by the California Life and Health Insurance Guarantee Association if they live in this state and hold a life or health insurance contract, or an annuity, or if they are insured under a group insurance contract, issued by a member insurer. The beneficiaries, payees or assignees of insured persons are protected as well, even if they live in another state.

EXCLUSIONS FROM COVERAGE

However, persons holding such policies are not protected by this Guarantee Association if:

     Their insurer was not authorized to do business in this state when it issued the policy or contract; Their policy was issued by a health care service plan (HMO, Blue Cross, Blue Shield), a charitable organization, a fraternal benefit society, a mandatory state pooling plan, a mutual assessment company, an insurance exchange, or a grants and annuities society; They are eligible for protection under the laws of another state. This may occur when the insolvent insurer was incorporated in another state whose guarantee association protects insureds who live outside that state.

The Guarantee Association also does not provide coverage for:

     Unallocated annuity contracts; that is, contracts which are not issued to and owned by an individual and which guarantee rights to group contract holders, not individuals; Employer and association plans, to the extent they are self-funded or uninsured; Any policy or portion of a policy which is not guaranteed by the insurer or for which the individual has assumed the risk, such as a variable contract sold by prospectus; Any policy of reinsurance unless an assumption certificate was issued; Interest rate yields that exceed an average rate; Any portion of a contract that provides dividends or experience rating credits.

LIMITS ON AMOUNT OF COVERAGE

The Act limits the Association to pay benefits as follows:

LIFE AND ANNUITY BENEFITS

     80% of what the insurance company would owe under a life policy or annuity contract up to $100,000 in cash surrender values, $100,000 in present value of annuities, or $250,000 in life insurance death benefits. A maximum of $250,000 for any one insured life no matter how many policies and contracts there were with the same company, even if the policies provided different types of coverages.

HEALTH BENEFITS

     A maximum of $200,000 of the contractual obligations that the health insurance company would owe were it not insolvent. The maximum may increase or decrease annually based upon changes in the health care cost component of the consumer price index.

PREMIUM SURCHARGE

Member insurers are required to recoup assessments paid to the Association by way of a surcharge on premiums charged for health insurance policies to which the Act applies.

                                   POLICY DATA


GROUP POLICY NUMBER                       908496-A

INITIAL MONTHLY PREMIUM RATE:

       LONG TERM DISABILITY               32%  of  the  first   $11,999  of  the
       INSURANCE                          Predisability Earnings of each insured
                                          Member

MINIMUM PARTICIPATION NUMBER              10 insured Members

MINIMUM PARTICIPATION PERCENTAGE          100% of eligible Members

                                TABLE OF CONTENTS

SECTION ONE - COVERAGE PROVISIONS .........................................    1

Part 1   BECOMING INSURED .................................................    1

Part 2   LONG TERM DISABILITY INSURING CLAUSE .............................    2

Part 3   SCHEDULE OF LONG TERM DISABILITY INSURANCE .......................    2

A.       ELIMINATION PERIOD ...............................................    2

B        MAXIMUM BENEFIT PERIOD ...........................................    2

C        AMOUNT OF LTD BENEFIT.............................................    4

Part 4   EXCLUSIONS AND LIMITATIONS .......................................    4

Part 5   DEFINITION OF DISABILITY..........................................    5

Part 6   DEFINITION OF PREDISABILITY EARNINGS ............................     7

Part 7   DEFINITION OF INCOME FROM OTHER SOURCES .........................     7

Part 8   OTHER BENEFITS AND PROVISIONS ...................................    10

A        RETURN TO WORK PROVISION ........................................    10

B        SURVIVORS BENEFIT ...............................................    10

C        WAIVER OF PREMIUM ...............................................    10

D        BENEFITS AFTER INSURANCE ENDS OR IS CHANGED .....................    10

Part 9   WHEN INSURANCE ENDS .............................................    11

Part 10. BECOMING INSURED AGAIN AFTER INSURANCE ENDS .....................    11

Part 11. CLAIMS PROVISIONS AND PROCEDURES FOR LTD BENEFITS ...............    12

Part 12. TIME LIMITS ON LEGAL ACTIONS ....................................    14

Part 13. INCONTESTABLE CLAUSES ...........................................    14

Part 14. ALLOCATION OF AUTHORITY .........................................    15

Part 15. ASSIGNMENT NOT PERMITTED ........................................    15

Part 16. GENERAL DEFINITIONS .............................................    15

SECTION TWO - POLICYHOLDER PROVISIONS ....................................    17

Part 1. PREMIUMS .........................................................    17

Part 2. CERTIFICATES .....................................................    18

Part 3. RECORDS AND REPORTS ..............................................    18

Part 4. MISSTATEMENT OF AGE ..............................................    19

Part 5. ENTIRE CONTRACT; CHANGES .........................................    19

Part 6. EFFECT ON WORKER'S COMPENSATION ..................................    19

                             INDEX OF DEFINED TERMS


ACTIVE WORK ...............................................................    2
ACTIVELY AT WORK ..........................................................    2
CONTRIBUTORY ..............................................................   16
CPI-W .....................................................................    7
DISABILITY ................................................................    5
DISABLED ..................................................................    5
ELIMINATION PERIOD ........................................................    2
EMPLOYER ..................................................................   15
EVIDENCE OF INSURABILITY ..................................................   15
GROUP POLICY ..............................................................   15
HOSPITAL ..................................................................    5
INCOME FROM OTHER SOURCES .................................................    7
INDEXED PREDISABILITY EARNINGS ............................................    6
INSURANCE .................................................................   15
LONG TERM DISABILITY INSURANCE ............................................   15
LTD BENEFIT ............................................................... 4,15
MAXIMUM BENEFIT PERIOD ....................................................    2
MAXIMUM LTD BENEFIT .......................................................    4
MEMBER ....................................................................    1
MENTAL DISORDER ...........................................................    5
MINIMUM LTD BENEFIT .......................................................    4
NONCONTRIBUTORY ...........................................................   16
PHYSICIAN .................................................................    5
PREDISABILITY EARNINGS ....................................................    7
PREEXISTING CONDITION .....................................................    4
PRIOR PLAN ................................................................   15
RESIDUALLY DISABLED .......................................................    6
TOTALLY DISABLED ..........................................................    6
WAR .......................................................................    4

SECTION ONE - COVERAGE PROVISIONS


                            Part 1. BECOMING INSURED

To become insured you must meet each of the requirements of A through E plus the Active Work requirement.

A.   DEFlNITION OF MEMBER

     You must be a Member. You are a MEMBER if you are all of the following:

     1. An active employee of the Employer, other than a temporary or seasonal employee or a full time member of the armed forces of any country.

     2.  Regularly scheduled to work at least 21 hours each week.

     3.  A citizen or resident of the United States or Canada.

B.   ELIGIBILITY FOR INSURANCE

     1.  For each Member with Predisability Earnings of $2,000 or more

         You must be eligible for Insurance. You are eligible for Insurance on the effective date of the Group Policy if you are a Member on that date. Otherwise, you will become eligible for Insurance on the date you become a Member.

     2.  For all other Members

         You must be eligible for Insurance. You are eligible for Insurance on the effective date of the Group Policy if you are a Member on that date. Otherwise, you will become eligible for Insurance on the first day after 90 consecutive days as a Member.

C.       APPLICATION FOR INSURANCE

         Your Insurance is Noncontributory. No application for Insurance is required.

D.       EVIDENCE OF INSURABILITY

         Your Insurance is Noncontributory; Evidence Of Insurability is not required to become insured.

E.       EFFECTIVE DATE OF INSURANCE

         Your Insurance will become effective on the date you become eligible, if you meet the Active Work requirement on that date.

F.       ACTIVE WORK REQUIREMENT

         You must meet an Active Work requirement to become insured.

         You automatically meet the Active Work requirement on the date your Insurance is scheduled to become effective unless you were Disabled on the day before that date. If you were Disabled on the day before the scheduled effective date of your Insurance, the effective date of your Insurance will be delayed until the first day after you complete one full day of Active Work as a Member.


Printed                              -1-                                908496-A
01/30/95                                                              LTD Policy

         For purposes of this Active Work requirement, you are Disabled if you are currently unable, as a result of your sickness, accidental bodily injury, or pregnancy, to perform the substantial and material duties of your own occupation.

         ACTIVE WORK and ACTIVELY AT WORK mean performing the usual duties of your job at the Employer's usual place of business.

         This Active Work requirement also applies to any increase in your Insurance.

         Continuity of coverage provision for each Member insured under the Prior Plan who fails to meet the Active Work requirement of the Group
         Policy:

         If you are a Member who was insured under the Prior Plan on the last day before the effective date of the Group Policy, you can become insured under the Group Policy on the effective date of the Group Policy without meeting the Active Work requirement. However, the benefits we pay for a new period of Disability beginning after you become insured under the Group Policy, but before you meet the Active Work requirement, will be the benefits payable under the Group Policy or the benefits which would have been payable under the Prior Plan if the Prior Plan had remained in force, whichever are less, reduced by any benefits payable under the Prior Plan.


                  Part 2. LONG TERM DISABILITY INSURING CLAUSE

Subject to all the terms of the Group Policy, we will pay the LTD Benefit described in Part 3 upon receipt of satisfactory written proof that you have become Disabled while insured under the Group Policy.


               Part 3. SCHEDULE OF LONG TERM DISABILITY INSURANCE


You must read each section to understand when LTD Benefits are payable and how LTD Benefits are calculated.

A.       ELIMINATION PERIOD

         ELIMINATION PERIOD means the length of time you must be continuously Disabled before LTD Benefits become payable.

         Your Elimination Period is the first 90 days of each period of continuous Disability.

         Your Elimination Period begins on the date you become Disabled. No LTD Benefits are ever payable for the Elimination Period.

         Temporary Recovery during the Elimination Period:

         For purposes of serving the Elimination Period, all separate periods of Disability from the same cause or causes will be added together and treated as one period of continuous Disability. However, you must serve the full 90 day Elimination Period within a period of 105 consecutive days.

         For purposes of this provision, a period of Temporary Recovery means any time when we do not consider you Disabled as defined in Part 5.

B.       MAXIMUM BENEFIT PERIOD

         MAXIMUM BENEFIT PERIOD means the longest period of time for which LTD Benefits are payable for any one period of continuous Disability, whether from one or more causes.


Printed                                 -2-                             908496-A
01/30/95                                                              LTD Policy

Your Maximum Benefit Period is equal to the period shown below or the period which lasts until your Normal Retirement Age under the 1983 amendments to the federal Social Security Act, whichever is longer.

         Your Maximum Benefit Period is determined as follows:

         Your Age When                 Your Maximum
         Disability  Begins            Benefit  Period

         58 or younger ..............  To age 65
         59 .........................  To age 65 or 5 years, whichever is longer
         60 .........................  5 years
         61 .........................  4 years
         62 .........................  3 years 6 months
         63 .........................  3 years
         64 .........................  2 years 6  months
         65 .........................  2 years
         66 .........................  1 year 9 months
         67 .........................  1 year 6 months
         68 .........................  1 year 3 months
         69 or older ................  1 year

Your Normal Retirement Age under the 1983 amendments to the federal Social Security Act is determined by the year of your birth, as follows

         Year of Birth                  Normal Retirement Age

         Before 1938 ................   Age 65
         1938 .......................   Age 65 and 2 months
         1939 .......................   Age 65 and 4 months
         1940 .......................   Age 65 and 6 months
         1941 .......................   Age 65 and 8 months
         1942 .......................   Age 65 and 10 months
         1943 through 1954 ..........   Age 66
         1955 .......................   Age 66 and 2 months
         1956 .......................   Age 66 and 4 months
         1957 .......................   Age 66 and 6 months
         1958 .......................   Age 66 and 8 months
         1959 .......................   Age 66 and 10 months
         After 1959..................   Age 67

Your Maximum Benefit Period begins at the end of the Elimination Period. During the Maximum Benefit Period, LTD Benefits are paid at the end of each monthly period for which you qualify for LTD Benefits. LTD Benefits will stop at your death or at any time during the Maximum Benefit Period when you no longer qualify for LTD Benefits. LTD Benefits will stop at the end of the Maximum Benefit Period even if you are still Disabled.

Temporary Recovery during the Maximum Benefit Period:

For purposes of continuing LTD Benefits during the Maximum Benefit Period, any two periods of Disability from the same cause or causes will be added together and treated as one period of continuous Disability if they are separated by a period of Temporary Recovery of less than 180 days. Thus, a new Elimination Period will not be required, the Predisability Earnings used to compute your LTD Benefit will not change, and the Maximum Benefit Period will be the balance of the Maximum Benefit Period remaining unused before the period of Temporary Recovery.

Printed                                 -3-                             908496-A
01/30/95                                                              LTD Policy

         No LTD Benefits will be payable under this provision after benefits become payable to you under any other group long term disability insurance policy. This rule prevents double coverage if you become insured under another policy while you are working during a period of Temporary Recovery.

         For purposes of this provision, a period of Temporary Recovery means any time when we do not consider you Disabled as defined in Part 5.

C.       AMOUNT OF LTD BENEFIT

         Your monthly LTD BENEFIT equals your Maximum LTD Benefit reduced by your Income From Other Sources.

         Your MAXIMUM LTD BENEFIT equals A or B, whichever is less, where:

         A =  66 2/3% of your Predisability Earnings

         B =  $8,000

         Your monthly LTD Benefit during a period of Disability will be determined by your Maximum LTD Benefit in effect on your last day of Active Work before you become Disabled.

         The MINIMUM LTD BENEFIT is $100 or 10% of your Maximum LTD Benefit, whichever is greater.

         Predisability Earnings are defined in Part 6.

         Income From Other Sources is defined in Part 7.


                       Part 4. EXCLUSIONS AND LIMITATIONS

A.       RISKS NOT COVERED

         1. WAR: You are not covered for a disability caused or contributed to by war or any act of war

             WAR  means   declared  or   undeclared   war,   whether   civil  or
             international, and any substantial armed conflict between organized forces of a military nature.

         2. INTENTIONALLY SELF-INFLICTED INJURY: You are not covered for a disability caused or contributed to by an intentionally self-inflicted injury.

         3. PREEXISTING CONDITION: You are not covered for a disability caused or contributed to by a Preexisting Condition or medical or surgical treatment of a Preexisting Condition unless, on the date you become Disabled, you have been continuously insured under the Group Policy for at least 12 months.

             PREEXISTING CONDITION means a mental or physical condition for which you have done any of the following at any time during the 90 day period just before the effective date of your Insurance under the Group Policy:

             a.       Consulted a Physician.

             b.       Received medical treatment or services.

             c.       Taken prescribed drugs or medications.

Printed                                -4-                              908496-A
01/30/95                                                              LTD Policy

            Continuity of coverage provision for each Member insured under the Prior Plan:

            This  Preexisting   Condition  exclusion  will  not  apply  to  your
            Disability from a Preexisting Condition if all of the following are true:

            a. You were insured under the Prior Plan on the last day before the effective date of the Group Policy.

            b. You were continuously insured under the Group Policy from the effective date of the Group Policy through the date you became Disabled from the Preexisting Condition.

            c. Benefits would have been payable under the Prior Plan if the Prior Plan had remained in force, taking into consideration the preexisting condition exclusion or limitation, if any, of the Prior Plan.

            However, the LTD Benefit we pay will be the benefit payable under the Group Policy or the benefit which would have been payable under the Prior Plan if the Prior Plan had remained in force, whichever is less.

B.       LIMITATIONS

         1. REGULAR CARE OF A PHYSICIAN: No LTD Benefits will be paid for any period of Disability when you are not under the regular care of a Physician.

            PHYSICIAN  means  a  licensed  medical   professional,   other  than
            yourself, diagnosing and treating you within the scope of the license.

         2. MENTAL DISORDER: Payment of LTD Benefits is limited to 24 months for each period of Disability caused or contributed to by a Mental Disorder. However, if you are a resident patient in a Hospital at the end of the 24 months, this limitation will not apply while you remain continuously confined.

            MENTAL DISORDER means a mental, emotional, or behavioral disorder.

            HOSPITAL means a legally operated hospital providing full-time medical care and treatment under the direction of a full-time staff of licensed physicians (M.D. or D.O.). Rest homes, nursing homes, convalescent homes, homes for the aged, and facilities primarily affording custodial, educational, or rehabilitative care are not Hospitals.

         3. WORK EARNINGS: No LTD Benefits will be paid for any period when your work earnings exceed 80% of your Indexed Predisability Earnings.


                         Part 5. DEFINITION OF DISABILITY

You will be considered DISABLED during the Elimination Period if you are Totally Disabled as defined below, and you are not working at all.


Printed                                 -5-                             908496-A
01/30/95                                                              LTD Policy

You will be considered Disabled during the Maximum Benefit Period if you are either Totally Disabled or Residually Disabled, as defined below:

TOTALLY DISABLED:

1.       You  are   only   required  to   be  Totally  Disabled  from  your  own
         occupation during the Elimination Period and the first 60 months of the Maximum Benefit Period.

         You are Totally Disabled from your own occupation if you are currently unable, as a result of your sickness, accidental bodily injury, or pregnancy, to perform the substantial and material duties of your own occupation, and you are not working at all.

2. You must be Totally Disabled from all occupations after the first 60 months of the Maximum Benefit Period.

         You are Totally Disabled from all occupations if you are currently unable, as a result of your sickness, accidental bodily injury, or pregnancy, to perform the substantial and material duties of any occupation for which you are reasonably fitted by education, training, and experience, and you are not working at all.

RESIDUALLY DISABLED:

1. You are Residually Disabled during the first 60 months of the Maximum Benefit Period if you are currently unable, as a result of your sickness, accidental bodily injury, or pregnancy to perform the substantial and material duties of your own occupation, and you satisfy one of the following conditions:

         a. You are working in your own occupation, and you are currently unable, as a result of your sickness, accidental bodily injury, or pregnancy, to earn more than 80% of your Indexed Predisability Earnings.

         b. You are working in another occupation or specialty, and your actual work earnings do not exceed 80% of your Indexed Predisability Earnings.

2. You are Residually Disabled after the first 60 months of the Maximum Benefit Period if you are working in your own occupation or any other occupation or specialty, and you are currently unable, as a result of your sickness, accidental bodily injury, or pregnancy, to earn more than 80% of your Indexed Predisability Earnings from work in that occupation or any other occupation for which you are reasonably fitted by education, training, and experience.

The Return To Work Provision in Part 8A explains the effect your work earnings will have on the amount of your LTD Benefit. No LTD Benefits will be paid for any period when your earnings from work in your own occupation or another specialty or occupation exceed 80% of your Indexed Predisability Earnings.

You will not be considered Disabled solely because of the loss or restriction of your license to engage in your own occupation.

INDEXED PREDISABILITY EARNINGS used for purposes of the income protection guarantee in the definition of Disability means an amount determined as follows:

Until you have been Disabled for one year, your Indexed Predisability Earnings will equal your Predisability Earnings on your last full day of Active Work before you became Disabled. Thereafter, we will increase the


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amount of your Indexed  Predisability  Earnings on each  anniversary of the date you became Disabled. Increases are compounded, and there is no limit on the number of increases. The amount of each increase to the amount of Indexed Predisability Earnings in effect during the prior year of Disability will equal A or B, whichever is less, where:

A = 10% of your Indexed Predisability Earnings during the prior year of Disability

B = The rate of increase in the Consumer Price Index (CPI-W during the prior calendar year multiplied by your Indexed Predisability Earning during the prior year of Disability

There will never be a decrease in your Indexed Predisability Earnings, even if there is a drop in the Consumer Price Index (CPI-W).

CPI-W means the Consumer Price Index for Urban Wage Earners and Clerical Workers published by the United States Department of Labor. If the index is discontinued or changed, we may use another nationally published index which is comparable to the CPI-W.


                  Part 6. DEFINITION OF PREDISABILITY EARNINGS

PREDISABILITY EARNINGS means your monthly rate of earnings from the Employer including commissions, bonuses, and tax deferred contributions you make to a qualified plan sponsored by the Employer, but excluding overtime pay and any other extra compensation. The following rules apply to the computation of your monthly rate of earnings:

Commissions: Your monthly rate of earnings on any date includes the average monthly commissions paid to you by the Employer during the prior calendar year (or during the period you were a Member, if you were not a Member throughout the prior calendar year).

Bonuses: Your monthly rate of earnings on any date includes the average monthly bonus paid to you by the Employer during the prior three calendar years (or during the period you were a Member, if you were not a Member throughout the prior three calendar years).

Weekly Pay: Weekly earnings are multiplied by 4.333 to find your monthly rate of earnings.

Hourly Pay: Your hourly pay rate is multiplied by the number of hours you are regularly scheduled to work each month (but not more than 40 hours per week) to find your monthly rate of earnings. If you do not have regular work hours, your monthly rate of earrings on any date will be based on the average number of hours you worked during the prior calendar year (or during the period you were a Member, if you were not a Member throughout the prior calendar year), but not more than 40 hours per week.


                 Part 7. DEFINITION OF INCOME FROM OTHER SOURCES

Income From Other Sources is used to reduce your LTD Benefit and is explained in the following definition, exceptions, and rules.

A.       DEFINITION OF INCOME FROM OTHER SOURCES

         INCOME FROM OTHER SOURCES means:

         1. Any sick pay or other salary continuation (other than vacation pay) paid to you by the Employer which, when added to the amount of your Maximum LTD Benefit, exceeds 100% of your Predisability Earnings.

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         2. The amount  determined from the Return To Work Provision in Part 8A, if you work while you are Disabled. Part 8A explains the effect your work earnings will have on the amount of your LTD Benefit.

         3. Any amount you receive or are eligible to receive as a result of your disability under any worker's compensation law or similar law including amounts for partial or total disability, whether permanent, temporary, or vocational.

         4. Any amount you, your spouse, or your children receive or are eligible to receive because of your disability or retirement under the Federal Social Security Act, the Canada Pension Plan, the Quebec Pension Plan, or any similar plan or act. Early retirement benefits payable prior to normal retirement age under the plan or act will not be used to reduce the amount of your LTD Benefit unless they are actually received.

            Benefits your spouse or children receive or are eligible to receive because of your disability will be considered Income From Other Sources regardless of marital status, custody, or place of residence.

         5. The amount you receive or are eligible to receive because of your disability under any group insurance coverage, other than group credit insurance or group mortgage disability insurance.

         6. The amount you receive or are eligible to receive because of your disability under any state unemployment compensation disability benefit law or state disability income benefit law.

         7. Any disability or retirement benefits paid to you under the Employer's defined benefit retirement plan, except:

             a.   Any lump sum distribution of your entire interest in the plan.

             b. Any amount which is attributable to your contributions to the plan.

             c. Any amount which you could have received upon termination of employment without being disabled or retired.

         8. Any amount received by compromise, settlement, or other method as a result of a claim for any of the above.

B.       EXCEPTIONS TO INCOME FROM OTHER SOURCES

         The  following  will  not  be  used  to  reduce  the amount of your LTD
         Benefit:

         1. Any cost of  living  increase  in any  Income  From  Other  Sources, provided that the increase becomes effective while you are Disabled and whil you are eligible to receive the Income From Other Sources. (This exception does not apply to any increase in your earnings from any work.)

         2. Any amount received as reimbursement for hospital, medical, or surgical expense.

         3. Any amount which represents reasonable attorney's fees incurred in connection with the claim for Income From Other Sources.

         4. Benefits from any individual disability insurance policy.

         5. Any amount you receive from the following types of retirement plans:
            A defined contribution (money purchase) retirement plan, a profit sharing plan, a thrift or savings plan, a deferred compensation plan, a 401(k) plan, an Individual Retirement Account (IRA), a Tax Sheltered

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            Annuity  (TSA), a stock  ownership  plan, a Keogh (HR-10) Plan, or a retirement plan under a Professional Service Corporation with respect to principals or shareholders.

         6. Any benefits under the Federal Social Security Act received by, or on behalf of, your dependent child age 18 or over.

C.       RULES FOR INCOME FROM OTHER SOURCES

         1. Monthly Equivalents

            Each month your LTD Benefit will be reduced by the Income From Other Sources for the same monthly period, even if you actually receive the Income From Other Sources in another month.

            If you receive any Income From Other Sources periodically other than monthly, we will determine the monthly equivalent and use that amount to reduce your LTD Benefit.

            If you receive any Income From Other Sources in a lump sum, we will prorate the lump sum over the period of time for which the lump sum was paid and use that amount to reduce your LTD Benefit. If no period of time is stated, we will determine the maximum period of time to which the lump sum is fairly attributable and prorate the lump sum over that period of time.

            Each month we will determine the amount of your LTD Benefit using the Income From Other Sources for the same monthly period, even if you actually receive the Income From Other Sources in another month.

         2. Your Duty To Pursue Income From Other Sources

            You must pursue Income From Other Sources for which you may be eligible. We may ask for written documentation of your pursuit of Income From Other Sources. You must provide it within 60 days after we mail you our request. Otherwise, we may reduce your LTD Benefits by the amount we estimate you would be eligible to receive upon proper pursuit of the Income From Other Sources.

         3. Income From Other Sources Which Is Pending

            If you are actively pursuing a claim for Income From Other Sources, we will not deduct that Income From Other Sources until it becomes payable. You must notify us of the amount of the Income From Other Sources when it is received. You must repay us for any resulting overpayment of your claim.

         4. Overpayment Of Claim

            We will notify you of the amount of any overpayment of your claim under any group disability insurance policy issued by us. You must immediately repay us the amount of the overpayment. You will not receive any LTD Benefits until we have been repaid in full. In the meantime, any LTD Benefits becoming payable, including the Minimum LTD Benefit, will be applied to reduce the amount of the overpayment. We may charge you interest at the legal rate for any overpayment which is not repaid within 30 days after we first mail you notice of the amount of the overpayment.


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


                      Part 8 OTHER BENEFITS AND PROVISIONS

A.       RETURN TO WORK PROVISION

         This provision is designed to give you an incentive to work to the extent of your ability while you are Disabled.

         If you work while you are Disabled, the amount of your LTD Benefit will only be reduced as follows:

         1. Income Protection Plus:

         During the first 12 months of LTD Benefit payments while you are working, the Income From Other Sources used to reduce the amount of your LTD Benefit will include the amount, if any, by which the sum of your Maximum LTD Benefit plus your earnings from work you perform while you are Disabled exceeds 100% of your Indexed Predisability Earnings.

         2. 50% Return To Work Benefit:

         After the first 12 months of LTD Benefit payments while you are working, the Income From Other Sources used to reduce the amount of your LTD Benefit will include one-half the amount of your earnings from work you perform while you are Disabled, but only if your work earnings exceed 20% of your Indexed Predisability Earnings.

B.       SURVIVORS BENEFIT

         If you die while LTD Benefits are payable to you, we will pay a lump sum Survivors Benefit. The following rules will apply:

         1. The Survivors Benefit will equal three times the amount of your Maximum LTD Benefit.

         2. Any Survivors Benefit payable will first be applied to reduce the amount of any outstanding overpayment of your claim for LTD Benefits.

         3. The Survivors Benefit will be paid to your surviving spouse. If you are not survived by a spouse, the Survivors Benefit will be paid in equal shares to your surviving children. If you are not survived by a spouse or any children, the Survivors Benefit will be paid to your estate.

C.       WAIVER OF PREMIUM

         Your Long Term Disability Insurance in effect when you become Disabled will be continued without payment of premiums while LTD Benefits are payable.

         If a period of continuous Disability is extended by a new cause while LTD Benefits are payable, LTD Benefits will continue while you remain Disabled (subject to the terms of the Group Policy), but not beyond the end of the original Maximum Benefit Period.

D.       BENEFITS AFTER INSURANCE ENDS OR IS CHANGED

         Your  right  to  receive  LTD  Benefits  for  a  period  of  continuous
         Disability which begins while you are insured under the Group Policy will not be affected by:

         1. The termination of the Group Policy alter the date you become Disabled.

         2. The termination of your Insurance while the Group Policy remains in force.


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


         3. The  termination  of  this Insurance  for   your  classification  of
            employees of the Employer.

         4. Any amendment to the Group Policy approved after the date you become Disabled.


                           Part 9. WHEN INSURANCE ENDS

Your Insurance  will end automatically on the earliest of the following dates:

1.       The date you cease to be a Member as defined in Part 1A.

2. The date you become a full time member of the armed forces of any country.

3. The date the Group Policy terminates or is amended to terminate coverage for your classification of employees.

4. The date you cease to be Actively At Work for the Employer on your regular work days for any reason, including temporary layoff or the elimination of your job. However, your Insurance will be continued (unless it ends under any of the above items) during the following periods while you are absent from Active Work:

         a. While you are receiving full salary (including sick pay and vacation pay) from the Employer, but not beyond the date you are laid off, the date your job is eliminated, the effective date of a severance agreement, or the date your job is terminated by you or the Employer.

         b. During the Elimination Period and while LTD Benefits are payable.

         c. During the first 30 days of a leave of absence approved by the Employer.

         d. For up to 17 weeks during a period of family or medical leave approved by the Employer in accordance with the Employer's uniform family and medical leave policy patterned after the federal Family and Medical Leave Act of 1993 or applicable state law.


              Part 10. BECOMING INSURED AGAIN AFTER INSURANCE ENDS

You may become insured again under the Group Policy after your Insurance ends. The general rule is that you may become insured again on the same basis as a new Member, as provided in Part 1. However, the following special rules apply to becoming insured again under the Group Policy after your Insurance ends:

1. If your Insurance ends because you cease to be a Member or because you cease to be Actively At Work for the Employer on your regular work days, you will not be required to satisfy the eligibility waiting period shown in Part 1B again if you qualify as a Member and return to Active Work for the Employer within 90 days after your Insurance ends.

2. If your Insurance ends because you become a full time member of the armed forces of the United States, you will not be required to satisfy the eligibility waiting period shown in Part 1B again if you qualify as a Member and return to Active Work for the Employer within 90 days after you leave active military service.

3. If you are immediately eligible for Insurance under rule 1 or 2 and you apply for Insurance within 31 days after you become eligible, you will not be required to provide satisfactory Evidence Of Insurability to become insured again for a Maximum LTD Benefit up to the amount in effect when your Insurance ended.


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


Your Insurance will become effective again on the date determined from Part 1, and will not be retroactive to the date your Insurance ended. Your Insurance will be subject to the Preexisting Condition exclusion or limitation in Part 4, if any, as follows:

1. If you become insured again more than 90 days after your Insurance ends, the Preexisting Condition provision will apply to any condition which is a Preexisting Condition on the date you become insured again.

2. If you become insured again within 90 days after your Insurance ends, the Preexisting Condition provision will apply to any condition which was a Preexisting Condition at the start of the prior period of Insurance. For this purpose only, the two periods of Insurance will be treated as one period of continuous Insurance and the period when you were not insured will be ignored. (The same principles will apply if your Insurance ends two or more times and each time you become insured again within 90 days. The three or more periods of Insurance will be added together for purposes of the Preexisting Condition exclusion or limitation).

Note: After LTD Benefits for a period of Disability end, your Insurance will continue without any interruption if you are a Member and immediately return to Active Work for the Employer. This Part 10 will not apply since your Insurance continues while you are receiving LTD Benefits.


           Part 11. CLAIMS PROVISIONS AND PROCEDURES FOR LTD BENEFITS

A.       PAYMENT OF BENEFITS; TIME OF PAYMENT

         LTD Benefits will be paid to you. Any LTD Benefit remaining unpaid at your death will be paid to the person or persons receiving the Survivors Benefit or to your estate.

         All benefits payable under the Group Policy will be paid within 60 days after we receive satisfactory written proof of loss in connection with the claim for benefits. All accrued LTD Benefits payable under the Group Policy will be paid not less frequently than monthly during the continuance of the period for which benefits are payable. Any benefits remaining unpaid at the end of that period will be paid as soon as possible after the receipt of satisfactory written proof of loss in connection with the claim for benefits.

B.       TIME LIMITS FOR FILING A CLAIM

         You must claim LTD Benefits within 120 days after the end of the Elimination Period or as soon thereafter as reasonably possible and, in any case, within one year after the end of that 120 day period. Claims not filed within these time limits will be denied and no LTD Benefit will be paid. These limits will not apply during any period when you lacked the legal capacity to file a claim.

C.       FILING A CLAIM

         All claims  for LTD  Benefits  should be  submitted  on our forms.  You
         should   obtain  claim  forms  from  the   Policyholder   or  the  Plan
         Administrator.

         You may also request claim forms from us. If we fail to provide you with claim forms within 15 days of your request, you may submit your claim in a letter stating the occurrence, character, and extent of the event for which the claim is made.


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


D.       PROOF OF LOSS

         No LTD Benefits will be paid unless you provide us with satisfactory written proof of loss at your expense. If your claim is approved, no LTD Benefits will be continued beyond the end of the period for which you have provided us with satisfactory written proof of loss at your expense.

         You must submit the following documents at your expense:

         1.  A completed claim statement signed by you.

         2.  A completed claim statement signed by the Policyholder.

         3.  A completed claim statement signed by your treating Physician.

         4. Your written authorization for us to obtain the records and information (including tax returns) needed to determine your eligibility for LTD Benefits.

         5. Such other documents as we may reasonably require, including copies of your tax returns.

         We will require you to submit additional documentation of your claim at your expense at reasonable intervals while you are receiving LTD Benefits.

E.       INVESTIGATION OF YOUR CLAIM

         We have the right at any time to conduct an investigation of your claim.

F.       INDEPENDENT EXAMINATION

         We have the right to have you examined at our expense at reasonable intervals while you are claiming LTD Benefits. Any such examinations will be conducted by one or more Physicians or vocational specialists of our choice.

         We have the right to defer or suspend payment of LTD Benefits if you fail to attend an examination or fail to cooperate with the person conducting the examination. In such a case LTD Benefits may be resumed, provided that the required examination occurs within a reasonable time and LTD Benefits are otherwise payable.

G.       NOTICE OF DECISION ON CLAIM

         You will receive a written decision on your claim within a reasonable period of time after we receive your claim.

         If we deny all or any part of your claim, you will receive a written notice of denial containing:

         1.  The reasons for the denial.

         2. Reference to the provisions of the Group Policy on which the denial is based.

         3. A description of any additional information or documentation you must submit to obtain benefits and an explanation of why such information or documentation is required.

         4.  Notice of your right to a review of the denial.

         5.  A description of the review procedure.


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         If you do not receive a written  decision on your claim  within 60 days after your claim is received, you will have an immediate right to request a review under the review procedure, as if your claim had been denied.

H.       REVIEW PROCEDURE

         You have a right to a review of any denial by us of all or any part of your claim. To obtain a review, you should send a written request for review to us within 60 days alter you receive notice of the denial. No special form is required.

         As a part of your request for review, you may submit issues and comments in writing and provide additional documentation in support of your claim. You may review pertinent documents related to your request for review.

         We will review your claim promptly after receiving your request for review. You will receive written notice of our decision within 60 days alter your request for review is received, or within 120 days if special circumstances require an extension. The written decision you receive will include the reasons for the decision and reference to the provisions of the Group Policy on which the decision is based.

         You may authorize another person to act for you under this review procedure.


                      Part 12. TIME LIMITS ON LEGAL ACTIONS

No action at law or in equity may be brought to recover under the Group Policy until 60 days after written proof of loss has been provided to us.


                         Part 13. INCONTESTABLE CLAUSES

A.       INCONTESTABLE CLAUSE FOR YOUR INSURANCE

         Any statement you make to obtain Insurance is a representation and not a warranty. No misrepresentation by you will be used to reduce or deny your claim or to deny the validity of your Insurance unless all of the following are true:

         1. Your Insurance would not have been approved if we had known the truth.

         2. Your misrepresentation is contained in a written instrument signed by you.

         3. You have been given a copy of the written instrument containing your misrepresentation.

         After your Insurance has been in effect for two years, we will not use a misrepresentation by you to reduce or deny your claim or to deny the validity of your Insurance, unless it was a fraudulent misrepresentation made with actual intent to deceive.

B.       INCONTESTABLE CLAUSE FOR GROUP POLICY

         Any statement made by the Policyholder to obtain the Group Policy is a representation and not a warranty. No misrepresentation by the Policyholder will be used to deny a claim or to deny the validity of the Group Policy unless all of the following are true:

         1. The Group Policy would not have been issued by us if we had known the truth.

         2. The misrepresentation is contained in a written instrument signed by the Policyholder.

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         3.  A  copy   of   the   written  instrument  has  been  given  to  the
             Policyholder.

         The validity of the Group Policy will not be contested after it has been in effect for two years, except for non-payment of premiums or a fraudulent misrepresentation made with actual intent to deceive.

                        Part 14. ALLOCATION OF AUTHORITY

Except for those functions which the Group Policy specifically reserves to the Employer, we have the full and exclusive authority to administer claims and to interpret the Group Policy and resolve all questions arising in the administration, interpretation, and application of the Group Policy.

Our authority includes, but is not limited to, the following:

1.       The right to resolve all matters when a review has been requested.

2. The right to establish and enforce rules and procedures for the administration of the Group Policy and any claim under it.

3. The right to determine (a) your eligibility for Insurance, (b) your entitlement to benefits, and (c) the amount of the benefits payable to you.


                        Part 15. ASSIGNMENT NOT PERMITTED

Your Certificate is not assignable. The Insurance provided and benefits payable are not assignable.

                          Part 16. GENERAL DEFINITIONS

EMPLOYER means Pacific Capital Bancorp and First National Bank of Central California.

GROUP POLICY means our group policy number 908496-A issued to the Policyholder.

PRIOR PLAN means the Employer's group long term disability insurance program in effect on December 31, 1994 under Standard Insurance Company policy number 484382.

LONG TERM DISABILITY INSURANCE means your disability insurance under the Group Policy.

INSURANCE means your Long Term Disability Insurance under the Group Policy.

LTD BENEFIT means the monthly Long Term Disability Insurance benefit payable to you according to the terms of the Group Policy.

Providing EVIDENCE OF INSURABILITY, if required, means you must do all of the following:

1.       Complete and sign our health and medical history form.

2. Sign our form authorizing us to obtain information about your health and other insurance coverage

3. Provide any additional information about your insurability reasonably required by us and undergo a physical examination and testing, if required by us.


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All required information must be provided to us at your expense.

CONTRIBUTORY Insurance means you pay all or a part of the cost of your Insurance. If your Insurance is Contributory, the Employer determines the amount of your contribution toward the cost of your Insurance.

NONCONTRIBUTORY Insurance means the Employer pays the entire cost of your Insurance.

















































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


SECTION TWO - POLICYHOLDER PROVISIONS


                                Part 1. PREMIUMS

A.       PREMIUM CHARGES

         The premium charge on each premium due date will be an aggregate amount based on the sum of the premiums due for all Members then insured under the Group Policy. The premium due with respect to each insured Member is determined by multiplying the Member's applicable Predisability Earnings by the premium rate then in effect, as noted on the Policy Data page.

B.       CONTRIBUTIONS FROM MEMBERS

         Insurance is Noncontributory; the Policyholder pays the entire cost of Insurance.

C.       CHANGES IN PREMIUM RATES

         1. Premium rates may be changed at any time upon mutual agreement between the Policyholder and us.

         2. If the number of insured Members changes by 25% or more, we may change any one or more of the premium rates on any Premium Due Date, but not more than once in any twelve month period.

         3. We may change any one or more of the premium rates at any time when a change in any law or governmental regulation affects the amount payable by us under this Group Policy. Any such change in premium rates will reflect only the change in our obligations under the Group Policy.

         4. Except as provided in 1, 2, and 3, above, we will not change the premium rates during the Initial Policy Term or more than once in any Contract Year thereafter. The Initial Policy Term is shown on the cover of this Group Policy. Contract Years are successive twelve month periods computed from the end of the Initial Policy Term.

         We will give the Policyholder prior written notice of any change in the premium rates at least 31 days before the Premium Due Date on which the change will be effective.

D.       PAYMENT OF PREMIUMS

         All premiums are due on the Premium Due Dates shown on the cover of the Group Policy.

         Each premium is payable by the Policyholder on or before the Premium Due Date direct to us at our Home Office. The payment of each premium as it becomes due will maintain this Group Policy in force through the date immediately preceding the next Premium Due Date.

E.       TERMINATION OF GROUP POLICY BY THE POLICYHOLDER

         The Policyholder may terminate the Group Policy at any time by giving prior written notice to us. The effective date of the termination will be the later of (1) the date specified in the notice, and (2) the date we receive the notice. No coverage under the Group Policy will continue and no premium charges will accrue after the effective date of the termination of the Group Policy.


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F.       TERMINATION OF GROUP POLICY BY US

         We may terminate the Group Policy as follows:

         1. On any Premium Due Date if the number of persons insured is less than the Minimum Participation Number or less than the Minimum Participation Percentage.

         2. On any Premium Due Date if we, in our sole judgement, determine that the Policyholder has:

            a. Failed to promptly furnish any necessary information requested by us; or

            b. Failed to perform any other obligations relating to this Group Policy.

         We will give the Policyholder at least 31 days prior written notice of any such termination of the Group Policy.

G.       GRACE PERIOD

         The Group Policy has a 31 day Grace Period for each premium due after the first premium. If a premium is not paid on or before the Premium Due Date, the premium may be paid during the following 31 day Grace Period. The Group Policy will remain in force during the Grace Period, and the Policyholder is liable to us for the payment of the premium for that period.

H.       TERMINATION OF GROUP POLICY FOR NONPAYMENT OF PREMIUMS

         If the required premium is not paid during the Grace Period, the Group Policy will terminate automatically at 12:01 AM. on the date following the end of the Grace Period.

         The Policyholder is liable for the payment of the premiums for the coverage continued during the Grace Period.

I.       PREMIUM ADJUSTMENTS

         Premium adjustments involving a return of unearned premiums to the Policyholder will be limited to the twelve month period immediately preceding the date we receive a request for premium adjustment and evidence that an adjustment should be made.

                              Part 2. CERTIFICATES

We will issue Certificates to the Policyholder showing the insured Member's coverage under this Group Policy. The Policyholder will distribute a Certificate to each insured Member.

                           Part 3. RECORDS AND REPORTS

The Policyholder must furnish on our forms all information reasonably necessary to the administration of the Group Policy when required by us. We have the right at all reasonable times to inspect the payrolls and other records of the Policyholder which relate to Insurance under this Group Policy.

Clerical error by the Policyholder will not:

1.       Cause a Member to become insured.

2.       Invalidate Insurance otherwise validly in force.


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3.       Continue Insurance otherwise validly terminated.


                           Part 4. MISSTATEMENT OF AGE

If the age of a Member has been misstated, we will make an equitable adjustment of the premiums or benefits, or both. The adjustment will be based on either or both of the following factors:

1.       The amount of the Member's Insurance based on the Member's correct age.

2. The difference between the premiums paid and the premiums which would have been paid if the Member's age had been correctly stated.


                        Part 5. ENTIRE CONTRACT; CHANGES

The Group Policy and the application of the Policyholder, if any, constitute the entire contract between the parties.

This Group Policy may be changed in whole or in part. No change in this Group Policy will be valid unless it is approved in writing by one of our executive officers and delivered to the Policyholder for attachment to the Group Policy. No agent has authority to change this Group Policy or to waive any of its provisions.


                     Part 6. EFFECT ON WORKER'S COMPENSATION

The coverage provided under the Group Policy is not a substitute for worker's compensation insurance and does not relieve the Employer of any obligation to provide worker's compensation insurance.


















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